Exhibit 10.1

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request.  Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

LICENSE AGREEMENT

between

BAYER CROPSCIENCE AG

and

SENESCO TECHNOLOGIES, INC.

Initials LICENSEE:	Initials SENESCO:

TABLE OF CONTENTS

1.	INTRODUCTION OF THE PARTIES	3
2.	PREAMBLE	3
3.	DEFINITIONS	3
4.	LICENSE GRANT	5
5.	IMPROVEMENT	5
6.	SUBLICENSE GRANT	6
7.	REPORTS	6
8.	TRANSFER OF TANGIBLES AND INFORMATION	6
9.	MAINTENANCE AND ENFORCEMENT OF PATENTS	7
10.	BEST EFFORTS	8
11.	CONSIDERATION	8
12.	LIMITED WARRANTY. LIMITATION OF LIABILITY	11
13.	CONFIDENTIALITY – PUBLICATIONS	12
14.	GENERAL PROVISIONS	13
15.	TERMINATION DURATION	16

ANNEX I:	Licensed Patents
ANNEX II:	Licensed Know-How

LICENSE AGREEMENT

1.     INTRODUCTION OF THE PARTIES

This Agreement is made effective the 23rd day of July, 2007,
(the “Effective Date”), by and between:

Bayer CropScience AG,
having its registered office at
Alfred-Nobel-Strasse 50,
40789 Monheim,

Germany
(hereinafter referred to as “LICENSEE”)

and

Senesco Technologies, Inc.,
having its registered office at
303 George Street, Suite 420
New Brunswick, NJ  08901
United States of America
(hereinafter referred to as “SENESCO”)

2.     PREAMBLE

WHEREAS SENESCO has developed certain technology related to conferring useful traits, particularly increased seed yield, in plants based on modulating the gene expression of eukaryotic translation initiation factor 5A (“eIF-5A”) and/or deoxyhypusine synthase (“DHS”);

WHEREAS LICENSEE desires to obtain an exclusive license under the Patents and Know-How as hereinafter defined for research and development and for commercialization of certain Products as hereinafter defined;

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth below, the Parties HEREBY AGREE as follows:

3.     DEFINITIONS

In this Agreement the following words and expressions shall have the following meaning:

3.1.           “Advanced Development Completion”: ***

3.2.           “Agreement”: this agreement, which includes the preamble and the ANNEXES.

3.3.           “ANNEX”: the documents marked “ANNEX” and which form part of this Agreement.

3.4.           “Affiliate”: any company controlled by, or under common control with, or controlling LICENSEE, “control” meaning in this context the direct or indirect ownership of at least fifty per cent (50%) of the voting stock/shares of a company, or the power to nominate at least half of the directors, or the power otherwise to determine the policy of a company.

3.5.           “COTTON”: cells, plants, seeds, part of plants of any species of the genus Gossypium cultivated for cotton fiber and/or cotton seed oil production.

3.6.           “Early Development Completion”: ***

3.7.           “Effective Date”: the date first written above.

3.8.           “Gene Component”: a single locus in the genome of a COTTON, comprising a DNA sequence introduced by BAYER which modulates the native expression of eIF-5A and/or DHS.

3.9.           “Gene Component Confirmation”: ***

3.10.         “Licensed Patents”: all Patents a) owned by SENESCO and b) licensed-in, with the right to grant sublicenses, by SENESCO, which relate to the Licensed Technology, including, without limitation, those Patents listed in ANNEX I.

3.11.         “Licensed Know-How”: all information, sequences, data, results, knowledge, biological material, processes, protocols and/or algorithms in the possession of SENESCO existing on or before the Effective Date which a) is not generally available, b) that relates to the use of Licensed Technology in Arabidopsis and COTTON and c) is transferred to LICENSEE identified as “Know How”. Licensed Know How will be listed in ANNEX II and will be subject to the confidentiality obligations as set out in Article 13.

3.12.         “Licensed Technology”: methods and means to modulate expression of eIF-5A and/or DHS (including all of their isoforms).

3.13.         “License Income”: the amounts of royalties and/or lump sum fees effectively received by BAYER from a third party other than an Affiliate as a remuneration for the grant of a sublicense, without transfer of biological materials, under the Licensed Patents and/or the Licensed Know-How.

3.14.         “Parties”: the parties to this Agreement and “Party” means one of them.

3.15.         “Patent”: any pending patent application(s) and unexpired patent(s) in any country, and any unexpired patent that subsequently issues upon any patent application and including all patents that issue on all divisions, continuations, continuations-in-part, reissues, reexaminations, extensions, Supplementary Protection Certificates, which have not been adjudicated to be invalid or unenforceable in an unappealable or unappealed decision of the applicable patent office or court of competent jurisdiction.

3.16.         “Product”: any and all COTTON which contains at least one Gene Component, and which would infringe at least one Valid Claim of the Licensed Patents in the absence of a license under this Agreement.

3.17.         “Product Launch”: first commercial sale to a third party of the first Product to be commercialized.

3.18.         “Product Seed Unit”: ***

3.19.         “Proof of Phenotype”: ***

3.20.         “Regulatory Clearance”: ***

3.21.         “Territory”: worldwide.

3.22.         “Valid Claim”: any claim of an issued and unexpired Patent that has not been finally rejected or declared invalid by a patent office or court of competent jurisdiction by a decision which is unappealable or unappealed, or which has not been revoked by an agency of competent jurisdiction.

4.     LICENSE GRANT

4.1.           SENESCO hereby grants to LICENSEE, solely in COTTON, an exclusive license under the Licensed Patents and the Licensed Know-How to use the Licensed Technology to make, have made, sell, have sold, offer for sale, have offered for sale, import, and use Products in the Territory and, solely for COTTON, to otherwise practice and use Licensed Technology.

4.2.           For the avoidance of doubt, it is stated expressly that the license granted in Article 4.1 includes the right for LICENSEE and its Affiliates to subcontract the implementation of activities covered by the license under responsibility of LICENSEE or its Affiliates, provided that the subcontractor shall implement such activities for the sole benefit and under the supervision of LICENSEE or its Affiliates.

5.     IMPROVEMENT

5.1.           LICENSEE shall be the owner of the proprietary rights in all results obtained and inventions made by LICENSEE or any of its AFFILIATES by using the Licensed

Technology, Licensed Know How, Licensed Patents under the terms and during the course of this Agreement (hereinafter “Licensee Improvement”), and has the right to protect these Licensee Improvements by any means LICENSEE deems appropriate including filing patent applications in relation thereto.

5.2.           LICENSEE grants SENESCO a fully paid up royalty free non-exclusive license on any Licensee Improvement to the Licensed Technology developed by Licensee and/or its Affiliates through use in whole or in part of the Licensed Patents, Licensed Know-How and/or Licensed Technology for use outside COTTON and outside the following crops: ***

5.3.           Without prejudice to the provisions regarding improvement set forth in the license agreement dated November 8, 2006 regarding brassica, for purposes of this articles, a Licensee Improvement which is subject to this Article 5 shall mean an invention, whether protected by Patents or not, that is only directed to the improved or optimized expression of eIF-5A and/or DHS in plants (such as novel eIF-5A genes and DHS genes, novel chimeric genes involving eIF-5A and/or DHS genes) and shall specifically not include an invention made by Licensee that is applicable to the expression of a broader class of genes. In addition, any invention made by Licensee to the extent that it is directed or is applied in relation to COTTON shall always be a Licensee Improvement.

6.     SUBLICENSE GRANT

From the Effective Date, LICENSEE is entitled to grant written sublicenses under the Licensed Patents and Licensed Know-How as licensed under this Agreement, solely in COTTON, to its Affiliates and any third party.

7.     REPORTS

Upon the first (1st) anniversary date of this Agreement and every year thereafter LICENSEE shall provide to SENESCO an annual written report with an overview of the annual License Income for that respective year.

8.     TRANSFER OF TANGIBLES AND INFORMATION

Within eight (8) days from the Effective Date, SENESCO shall provide at no cost materials and data pertaining to the Licensed Patents and Licensed Know-How available to SENESCO for LICENSEE’s use in development of Products.

With respect to Licensed Patents SENESCO shall promptly inform LICENSEE of any new patent applications that are filed related to Licensed Technology and shall provide status updates on the Licensed Patents on an annual basis.

9.     MAINTENANCE AND ENFORCEMENT OF PATENTS

9.1.           SENESCO shall have the right to file, prosecute, maintain and defend, at its own discretion and at its own cost, any and all Licensed Patents. However, SENESCO shall use its best efforts to have patents granted with a scope covering the Licensed Technology and its use in COTTON at least in *** to the extent that securing patent protection for any part of the Licensed Patents in these countries is still possible at the Effective Date. If at any time and for whatever reason SENESCO decides to abandon or withdraw any of the Licensed Patents pertaining to any of the above mentioned countries without the remainder of the Licensed Patents in that country providing such scope, SENESCO shall provide LICENSEE notice of its intent hereof.  If LICENSEE agrees that the Licensed Patents that would remain in such country after such abandonment or withdrawal would not or could not sufficiently cover the Licensed Technology and its use in COTTON in such country, LICENSEE may object to such abandonment or withdrawal in which case SENESCO shall continue to prosecute, maintain and/or defend such Licensed Patent that it intended to abandon or withdraw. In case such Licensed Patent is a pending patent application or an issued patent that is challenged by a third party, SENESCO may request LICENSEE to assist in the prosecution and/or defense of such Licensed Patent after which, in the absence of a joint decision by the Parties otherwise, LICENSEE will use its best efforts to provide such assistance at its own cost. At least once a year SENESCO will provide to LICENSEE a status update of the Licensed Patents in the above-mentioned countries with a copy of all the claims that are pending or issued in all Licensed Patents in such country.

9.2.           As soon as SENESCO has filed, or has obtained rights on, a new Licensed Patent which contains information or data not contained in a Licensed Patent which is already published or previously communicated by SENESCO to LICENSEE, SENESCO shall provide LICENSEE with a copy of such Licensed Patent (for instance a patent application on a new invention related to the Licensed Technology). Such Licensed Patent and all information and data contained therein shall be subject to the confidentiality obligations of Article 13.

9.3.           SENESCO shall not have the right to voluntarily terminate any license to a Patent of the Licensed Patent which it has licensed from a third party and which is sublicensed to Licensee pursuant to this Agreement. However, nothing in this paragraph shall interfere with SENESCO’s rights to terminate such license under circumstances where this Agreement is terminated under the provisions of Article 15.

9.4.           Either Party shall notify the other Party promptly in writing of any act of infringement of the Licensed Patents.

With regard to any acts of infringement of the Licensed Patents involving the use of Licensed Technology in COTTON, LICENSEE will have the exclusive right and will be solely responsible for taking any action or suit for patent infringement of the Licensed Patents against such acts and to conduct such action or suit in accordance with its best judgment and at its own cost. Such right shall include the right to enter into settlements involving the Licensed Patents but only in so far as the terms and conditions of such settlement have effect solely with regard to the use of Licensed Technology in COTTON. Upon LICENSEE’s request, SENESCO shall provide reasonable assistance to LICENSEE in connection with such action or suit and SENESCO shall sign such documents as may be required by applicable law in order to allow LICENSEE to exercise its right to bring and/or conduct an action or suit pursuant to this Article 9.4. LICENSEE will reimburse SENESCO for any reasonable out of pocket expenses, which are documented in writing, incurred by SENESCO for rendering such assistance. LICENSEE will keep SENESCO continuously informed of any actions or suits pursuant to this subparagraph of this Article 9.4.  SENESCO shall have the right to participate in all decisions and actions concerning the validity of any Licensed Patent claim, including the right to join as a party any such action for infringement brought by or against LICENSEE where a defense or claim of patent invalidity or unenforceability has been or will be raised.  SENESCO shall have the right to retain to its own counsel for the purpose of defending the validity or enforceability of any Licensed Patent claim.  Any costs incurred by SENESCO in relation to this involvement will be born by SENESCO.

With regard to any acts of infringement of the Licensed Patents involving the use of the Licensed Technology in plants other than COTTON, SENESCO shall have the exclusive right and will be solely responsible for initiating and conducting any action or suit for patent infringement of the Licensed Patents against such acts and to conduct such action or suit in accordance with its best judgment and at its own cost and LICENSEE will have no obligations with regard to such action or suit.

10.   BEST EFFORTS

LICENSEE shall use its best efforts to develop and commercialize products incorporating the Licensed Technology.

11.   CONSIDERATION

11.1.         Milestone payments

LICENSEE agrees to pay to SENESCO milestone fees in the amount of:

a.                at signature: ***;

b.                at Gene Component Confirmation, or ***;

c.                at Proof of Phenotype, or ***;

d.                at Early Development Completion, or ***;

e.                at Advanced Development Completion, or ***; and

f.                 at Regulatory Clearance: ***.

The milestone payments contemplated in this Article are due within thirty (30) days after the specific milestone has been reached.

11.2.         Royalties

11.2.1.              Upon Product Launch LICENSEE will pay to SENESCO a royalty based on yield performance attributable to Licensed Technology and Licensee Improvement in that Product. Such *** shall consist of ***, as determined hereinafter, ***. However, the *** by LICENSEE to growers for *** will be *** from ***.

11.2.2.              The amount of the royalty due shall be determined as follows:

*** to by *** (hereinafter referred to as “***”), followed by *** or imposed by *** in that *** (or, as the case may be, ***in *** in a group of ***or even a ***a ***in the ***or in ***in that ***(e.g. the ***), or in the absence thereof, in *** by *** in that *** which would be in *** to said *** (e.g. the ***), as agreed by the ***or by ***by *** (hereinafter referred to as “***yield ***to ***in ***and *** will be ***, and this for each of the *** or ***:

a.                yield increase *** over the best COTTON (other than controls), including Bayer COTTON, of the same species in the relevant trials: ***;

b.                yield increase equal to or greater than *** over the best COTTON, including Bayer COTTON (other than controls), of the same species in the relevant trials: ***;

c.                yield increase equal to or greater than ***over the best COTTON, including Bayer COTTON (other than controls), of the same species in the relevant trials: ***

Parties acknowledge and agree that said royalty amounts will be multiplied by a multiplier as follows: ***.

11.2.3.              Parties furthermore acknowledge and agree that in the event the Contractual Field Trials and Governmental Field Trials lead to different results in a given country or region, yield performance attributable to Licensed Technology and Licensee Improvement in that Product and royalty amount will be determined as follows:

a.                the results of the *** will account for *** of the ***, as set forth by ***, and

b.                According to the results of the *** the *** amount will be ***, as from the date of such ***, to ***, as determined hereinabove, provided *** of the *** and *** do not substantially differ. The results of the ***and *** shall be deemed not to differ substantially if such results are within the same range of yield increase, as set forth by Article 11.2.2. In the event the ***and ***the ***shall be ***by the ***of the ***and ***.

11.2.4.              If at any time in a given country or region the ***of *** with more than *** compared to the ***of *** in such country or region at *** in such country or region, or, as the case may be, the ***of *** in such country or region at the date of the previous adjustment pursuant to this article 11.2.5, Parties shall, upon request of LICENSEE (hereinafter in this section referred to as the “Request”), *** set forth by *** in such ***. Parties acknowledge and agree however that *** at least be *** to the *** in the above ***.

If the Parties are unable to agree upon an *** within *** days as from the date of the Request, Parties shall agree on the appointment of an independent expert, who will determine, by way of a final and binding third party decision, the adjustment of the royalty amounts set forth by article 11.2.2 in such country or region. If Parties are however unable to agree on an expert within fifteen (15) days as from the date of the Request, each of the Parties shall be entitled to request the competent court to appoint an independent expert of repute with relevant experience.

11.2.5.              If at the *** of the *** and/or at each subsequent *** in a given country or region the *** as specified in article 11.2.2 has *** with more than *** compared to the *** as specified in article 11.2.2 at Product Launch in such country or region, Parties shall, upon request of LICENSEE (hereinafter in this section referred to as the “Request”), ***a ***of the *** set forth by *** in such ***. Parties acknowledge and agree however that such adjustment shall at *** with the ***, and ***, set forth by ***.

If the Parties are unable to agree upon an *** within ***days as from the date of the Request, Parties shall agree on the appointment of an independent expert, who will determine, by way of a final and binding third party decision, the adjustment of the royalty amounts set forth by article 11.2.2 in such country or region. If Parties are however unable to agree on an expert within fifteen (15) days as from the date of the Request, each of the Parties shall be entitled to request the competent court to appoint an independent expert of repute with relevant experience.

11.2.6.              The royalties due pursuant to this Article 11.2 shall be payable on a country by country basis until the expiration of the last to expire of the Patents within such Licensed Patents in such country.

11.2.7.              Each Party shall use reasonable and legal efforts to reduce tax on withholding payments to be made to the other Party. If tax withholdings under the laws of any country are required with respect to payments to the other Party, each Party may reduce such payment by the amount of such required withholding and then transfer it to the appropriate government authority.

11.3.         LICENSEE will pay to SENESCO *** of any License Income.

11.4.         Both Parties acknowledge that in case of early termination by LICENSEE pursuant to Article 15.3, no more further payments are due under this Article 11.

11.5.         Payments shall be made by LICENSEE in US Dollars (US$), to a bank account to be designated by SENESCO. If LICENSEE is required by law to retain withholding taxes, the Parties shall co-operate to complete the documents required by applicable laws or double tax treaties.

12.   LIMITED WARRANTY. LIMITATION OF LIABILITY

12.1.         SENESCO represents and warrants that:

12.1.1.              SENESCO has the power, authority and capacity to enter into this Agreement and the right to grant the license herein granted;

12.1.2.              Nothing in this Agreement shall be construed as a warranty or representation as to the validity of any Patent;

12.1.3.              Nothing in this Agreement shall be construed as a warranty or representation that anything developed, made, used, imported, or sold under any license under this Agreement is or will be free from infringement of domestic or foreign patents of third parties.

12.2.         LICENSEE represents and warrants that LICENSEE has the right to enter into this Agreement and perform its obligations hereunder.

12.3.         Nothing in this Agreement shall be deemed to be or construed as conferring by implication or otherwise any license or rights under any patents of SENESCO other than under the Licensed Patents, provided however that SENESCO will not assert any patent rights owned or licensed in by SENESCO 1) against LICENSEE’s legitimate use of the Licensed Technology and Licensed Know-How in the framework of its research and development activities under this Agreement and 2) against the commercial use of any product for which remuneration is paid, or is expected to be paid pursuant to Article 11.2 of this Agreement. For the avoidance of doubt, a Product incorporating a Licensee Improvement will be subject to the payment of a Product Launch fee in accordance with Article 11.2.

12.4.         Neither Party shall be liable for any indirect, special, incidental or consequential damages in connection with this Agreement and its implementation.

12.5.         LICENSEE does not guarantee that its activities pursuant to this Agreement will lead to any specific result.

12.6.         LICENSEE shall not be liable for the consequences of its decisions or actions under Article 9 except for gross negligence and willful misconduct.

12.7.         SENESCO makes no express or implied warranties of merchantability or fitness for a particular purpose with respect to the invention.

13.   CONFIDENTIALITY – PUBLICATIONS

13.1.         Each Party (the “Receiving Party”) will keep any information and material or part thereof received from the other Party (the “Disclosing Party”) or accrued by the Receiving Party pursuant to this Agreement (including development reports) strictly confidential and will not disclose same to any other party, except to those employees or consultants of the Receiving Party or its Affiliates (with respect to LICENSEE) to whom it will be strictly necessary to grant access thereto for the purpose referred to in this Agreement, and who have executed undertakings securing their compliance with this Agreement.

However, the foregoing confidentiality obligations shall not apply to information or material which:

•        was in the Receiving Party’s and/or its Affiliates’ (with respect to LICENSEE) possession and at its free disposal prior to disclosure by the Disclosing Party as evidenced by written records then in the possession of the Receiving Party; or

•        was in the public domain at the time of disclosure by the Disclosing Party; or

•        subsequently comes into the public domain through no fault, action or omission of the Receiving Party; or

•        becomes available to Receiving Party without any obligation of confidence from a third party having the right to transmit same;

•        is required to be disclosed in order to permit commercialization activities in accordance with the license granted by SENESCO pursuant to Article 4.1.;

•        is developed independently by the Receiving Party without reference to the Disclosing Party’s information or material.

13.2.         The foregoing shall not prevent LICENSEE from making available information received from SENESCO to patent attorneys and patent offices when filing, prosecuting, maintaining and defending patent applications pursuant to this

Agreement.

13.3.         The foregoing shall not prevent SENESCO from issuing press releases concerning the existence of this Agreement and progress made under this Agreement. However, a draft of any such press release shall first be made available to LICENSEE at least one (1) week prior to such publication for LICENSEE’s approval as to its content, such approval not to be unreasonably withheld. Both Parties acknowledge that no press release will be issued before this Agreement is fully and duly executed by all Parties.

13.4.         The foregoing shall not prevent either Party to disclose information in order to comply with any applicable law or if required to do so by order of any court or other judicial or administrative body, including the SEC, provided that prior to making such disclosure the receiving Party gives the disclosing Party notice of the requirement of disclosure and the information to be disclosed and the opportunity if available to seek a protective order.

14.   GENERAL PROVISIONS

14.1.         Notices

14.1.1.        Any notice or other communication given under this Agreement must be in writing in the English language and signed by or on behalf of the Party giving it and must be served by one of the following methods:

a.                delivering it personally;

b.                sending it by pre-paid recorded delivery or registered post or by registered airmail;

c.                sending it by fax;

d.                to the address and for the attention of the relevant Party specified hereinafter (or as otherwise notified by that Party for the purpose of this Agreement).

14.1.2.        A notice will be deemed to have been received:

a.                if delivered personally, at the time of delivery;

b.                in the case of pre-paid recorded delivery or registered post, 48 hours from the date of posting;

c.                in the case of fax at the time of transmission;

provided that if deemed receipt occurs before 9am (local time) on a Business Day the notice will be deemed to have been received at 9am (local time) on that day, and if deemed receipt occurs after 5pm (local time) on a Business day, or on a day which is not a Business Day, the notice will be deemed to have been received at 9am (local time) on the next Business Day. For the purpose of this clause, “Business Day” means any day which is not a Saturday, a Sunday, or a public holiday in the place at or to which the notice is left or sent.

14.1.3.        The addresses and fax numbers of the Parties for the purpose of this Article 14.1 are:

for LICENSEE:
Bayer CropScience AG
Alfred-Nobel-Strasse 50,
40789 Monheim
Germany
Attention: General Counsel
Fax number: ++ 49 2173/38 51 43

With a copy to:
Bayer BioScience N.V.
Technologiepark 38
9052 Gent
Belgium
Attention: Managing Director
Fax number: ++32 9/223 38 55

for SENESCO:
Senesco Technologies, Inc
303 George St., Suite 420
New Brunswick, NJ  08901
United States of America
Attention: Sascha Fedyszyn, Vice President Corporate Development
Fax number: ++ 1 (732) 296-9292

or such other address or facsimile number as may be notified from time to time by the relevant Party to the other Party.

14.1.4.        To prove service it will be sufficient to prove that:

a.                the envelop containing the notice was addressed to the address of the relevant Party set out in Article 14.1.3 or as otherwise notified in writing by that Party for the purpose of this Agreement and delivered either to that address or into the custody of the postal authorities as a pre-paid recorded delivery, registered post or airmail letter; or

b.                the notice was transmitted by fax to the fax number of the relevant Party set out in Article 14.1.3 or as otherwise notified in writing by that Party.

14.1.5.        For the avoidance of doubt, notice given under this Agreement will not be validly served if sent by e-mail.

14.2.         Applicable law and Arbitration

The Agreement shall be governed by and construed in accordance with the laws of the United States and the State of New Jersey. All disputes arising in connection with the present Agreement shall be resolved in the state and/or federal courts in New Jersey.

14.3.         Entireness of Covenants

This Agreement including its ANNEXES, when dated and signed by each of the Parties, form an indivisible whole, comprising the entireness of what has been agreed between the Parties in connection with the subject matter of this Agreement and replacing and superseding all prior covenants between the Parties relating to the subject matter of this Agreement.

14.4.         Amendments

This Agreement may be amended only by a written document signed by duly authorized representatives of the Parties.

14.5.         Number of Copies

This Agreement is being executed in two (2) copies. Each of those copies shall be deemed to be an original and each Party shall retain such a signed original.

14.6.         Descriptive Headings

The descriptive headings in this Agreement are for convenience only and shall not be interpreted so as to limit or affect in any way the meaning of the language in the pertaining Article, Section, Paragraph or Sub-paragraph.

14.7.         Assignability

14.7.1.        Neither Party shall have the right to assign its rights and/or obligations under this Agreement to any third party without the prior written consent of the other Party, except as expressly stated in this Agreement.

14.7.2.        SENESCO shall have the right to assign its rights and obligations under this Agreement to any entity that acquires all or substantially all of its assets.

14.7.3.        LICENSEE shall have the right to assign its rights and obligations under this Agreement to its Affiliates or successors, and SENESCO hereby consents to such assignment.

14.8.         Severability

Should any provision of this Agreement be illegal, invalid or unenforceable under applicable law, the remaining provisions of this Agreement shall be construed as if such illegal, invalid or unenforceable provision had not been contained herein. The Parties shall attempt to negotiate a provision replacing such provision and providing comparable benefits to each Party, but in the event that such negotiations relating to any such provision that is material do not result in agreement within ninety (90) days, either Party shall have the right to terminate this Agreement by ninety (90) days written notice to the other Party.

14.9.         No Strict Construction

The language used in this Agreement shall be deemed to be the language chosen by both Parties hereto to express their mutual intent and no rule of strict construction against either Party shall apply to any term or condition of this Agreement.

14.10.       Relationship of Parties

Nothing contained in this Agreement shall be construed as creating a partnership, joint venture, agency, franchise or an association of any kind between the Parties or otherwise.

14.11.       Authorities

The persons signing on behalf of SENESCO and LICENSEE hereby warrant and represent that they have authority to execute this Agreement on behalf of the party for whom they have signed.

15.   TERMINATION DURATION

15.1.         This Agreement shall enter into force on the Effective Date and shall remain in full force and effect until the expiration of the last to expire Licensed Patents or until all Licensed Know-How has become part of the public domain whichever is later, except if terminated prematurely as set forth hereinafter.

15.2.         Notwithstanding the foregoing, each Party shall have the right to terminate this Agreement upon giving not less than thirty (30) days written notice to the other if the other Party commits a material breach of this Agreement which in case of a breach capable of remedy shall not have been remedied within sixty (60) days of the receipt by it of such notice.

15.3.         LICENSEE has the right to terminate this Agreement at any time giving not less than thirty (30) days written notice to SENESCO. At termination, the license granted to

Licensee hereunder shall immediately cease and LICENSEE shall immediately destroy, or at the request of SENESCO return, all Licensed Know-How in its possession.

15.4.         Articles 5.2, 12, 13, 14 and 15.4 shall survive the expiration or early termination of this Agreement. Articles 12 and 13 shall survive the expiration or early termination of this Agreement for five (5) years.

IN WITNESS WHEREOF, the parties caused this Agreement to be executed in two (2) copies by their duly authorized and empowered representatives.

Senesco Technologies, Inc.	Bayer CropScience AG,

/s/ Bruce C. Galton	/s/ Dr. G. Merchand
Name: Bruce C. Galton	Name: Dr. G. Merchand
Title: President & CEO	Title: General Counsel

/s/ Philippe Walker
Name: Philippe Walker
Title: Head of Business Development

ANNEX I

to the

License Agreement

between

Bayer CropScience AG

and

Senesco Technologies, Inc.

Licensed Patents

Any Patent, in any country of the world, claiming or having claimed priority of patent applications:

***, filed on ***

***, filed on ***

***, filed on ***

*** filed on ***

Provisional *** filed *** (incorporated in ***)

Provisional *** filed *** (incorporated in ***)

Provisional *** filed *** (incorporated in ***)

Provisional *** filed *** (incorporated in ***)

*** filed on ***

Provisional *** filed *** (incorporated in ***)

Provisional *** filed *** (incorporated in ***)

Provisional *** filed *** (incorporated in ***)

Provisional *** filed *** (incorporated in ***)

including but not limited to:

*** (***)

*** (***)

*** (***)

*** (***)

*** (***)

*** (***)

*** (previously application ***)

***

***

***

***

***

***

***

***

ANNEX I 1

*** (***)

***

***

***

***

***

***

***

***

***

***

***

***

*** (***)

***

***

***

***

***

***

***

***

***

***

*** (***)

***

***

***

***

*** (***)

***

ANNEX I 2

ANNEX II

to the

License Agreement

between

Bayer CropScience AG

and

Senesco Technologies, Inc.

Licensed Know-How

Intentionally left blank :

information will be added later on by Senesco Technologies, Inc.

ANNEX II 1